Alpha Hedged Strategies Fund

a series of AIP Alternative Strategies Funds

March 18, 2005

Supplement to the Prospectus
dated November 15, 2004

Addition of Sub-Adviser

Effective March 10, 2005, the Board of Trustees has appointed Gabelli Asset Management Company (“Gabelli”), as sub-adviser to the Alpha Hedged Strategies Fund (the “Fund”) to manage a portion of the Fund’s assets. The appointment of Gabelli does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Adviser to hire new sub-advisers subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Therefore, the section of the Prospectus on pages 20-22 describing the sub-advisers to the Fund is hereby amended to add the following:

Gabelli Asset Management Company:

The Adviser has entered into a sub-advisory agreement with Gabelli Asset Management Company (“Gabelli”), to manage a portion of the Fund’s assets. Gabelli is located at Gabelli Asset Management Company, One Corporate Center, Rye, NY 10580, and is a registered investment adviser. Gabelli provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, other corporate entities, and state and municipal governments. As of December 31, 2004, Gabelli managed approximately $28.7 billion in assets.

Please retain this Supplement with your
Prospectus for future reference.

Alpha Hedged Strategies Fund

a series of AIP Alternative Strategies Funds

March 18, 2005

Supplement to the Statement of Additional Information
dated November 15, 2004

Addition of Sub-Adviser

Effective March 10, 2005, the Board of Trustees has appointed Gabelli Asset Management Company (“Gabelli”), as sub-adviser to the Alpha Hedged Strategies Fund (the “Fund”) to manage a portion of the Fund’s assets. The appointment of Gabelli does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Adviser to hire new sub-advisers subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Therefore, the section titled “Sub-Advisers” in the Statement of Additional Information (“SAI”) on page 23 is hereby amended to add the following:

Gabelli Asset Management Company.

The Adviser has entered into a sub-advisory agreement with Gabelli Asset Management Company (“Gabelli”), to manage a portion of the Fund’s assets. Gabelli is located at Gabelli Asset Management Company, One Corporate Center, Rye, NY 10580, and is a registered investment adviser. Gabelli provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, other corporate entities, and state and municipal governments. As of December 31, 2004, Gabelli managed approximately $28.7 billion in assets.

Additionally, the section entitled “Approval of Advisory Agreement and the Sub-Advisers Agreements” is hereby replaced in its entirety with the following:

At the organizational meeting of the Board of Trustees held July 30, 2002, the Trustees considered and approved the Advisory Agreement between the Adviser and the Trust on behalf of the Fund. On August 2, 2004, the Board of Trustees approved the Advisory Agreement, which was subsequently approved by the shareholders on September 27, 2004. The Trustees of the Fund approved the Advisory Agreement after concluding that: (1) while the fees paid to the Adviser were higher than fees typically paid by other mutual funds, the fee was comparable to other hybrid investment products including several open-end mutual funds currently in existence, considering the level of services to be provided, the research intensive investing strategies that will be utilized and the specialized skill required, the level of resources available to the Adviser and each Sub-Adviser to implement the strategies, and that each Sub-Adviser would receive a significant portion of the Adviser’s fee; (2) that the Adviser has a long standing relationship with the Research Consultant and the Administrator to the Fund; and (3) the fact that the Adviser has capped its fee at 2.50% of the net assets while other similar investment companies generally have not capped their fees.

Furthermore, the Trustees specifically approved each Sub-Advisory Agreement (except with respect to Gabelli) after considering: (a) the nature and quality of the services provided by each Sub-Adviser to their allocated percentage of Fund assets; (b) the appropriateness of the fees paid by the Adviser to each Sub-Adviser; (c) the nature of the Fund’s investments; (d) the Adviser’s performance in selecting and monitoring the Sub-Advisers; and (e) the fact that that Adviser and the Trust had applied for and/or received an exemptive order that allows the Adviser and the Trust to change Sub-Advisers without shareholder approval, among other things.

With respect to the Sub-Advisory Agreement with Gabelli, the Trustees, including a majority of the disinterested Trustees, specifically approved the Sub-Advisory Agreement after considering a number of factors, including: (1) the expected nature, quality and scope of the sub-advisory services and personnel provided to the Fund by Gabelli, (2) the annual rate of the sub-advisory fees payable to Gabelli and a comparison of the fees paid by the Fund to other sub-advisers, (3) any other benefits to be received by Gabelli and its respective affiliates, (4) Gabelli's costs in providing the sub-advisory services, (5) possible alternatives to the sub-advisory arrangement with Gabelli, (7) the policies and practices of Gabelli with respect to future portfolio transactions for the portion of the Fund's assets to be managed by Gabelli, and (8) the reputation and investment management expertise and experience of Gabelli. The Board also noted that (a) Gabelli has a reputation in the investment management industry of providing quality investment services for mutual funds, including its own proprietary funds and (b) that the proposed nature of Gabelli's investments was acceptable

Please retain this Supplement with your
SAI for future reference.